UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	January 6, 2017

ABM Industries Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

One Liberty Plaza, New York, New York	10006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 297-0200

N/A
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 6, 2017, ABM Industries Incorporated (the “Company”) entered into an amendment (the “Seventh Amendment”) to the Credit Agreement dated as of November 30, 2010, with Bank of America, N.A., as administrative agent, swing line lender, and letter of credit issuer, and with the other lender parties thereto. The Seventh Amendment amends, among other things, the definition of Consolidated EBITDA to provide addbacks for certain charges (cash and non-cash), including any reserves, taken in connection with certain litigation. Capitalized terms not defined herein have the meanings set forth in the Seventh Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED

Dated: January 11, 2017	By:	/s/ Barbara L. Smithers
Barbara L. Smithers
Vice President and Deputy General Counsel